Exhibit 99.2

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change
Net revenues
Institutional Securities	$7,977	$4,905	$5,113	63%	56%	$12,882	$10,309	25%
Wealth Management	4,680	4,037	4,408	16%	6%	8,717	8,797	(1%)
Investment Management	886	692	839	28%	6%	1,578	1,643	(4%)
Intersegment Eliminations	(129)	(147)	(116)	12%	(11%)	(276)	(219)	(26%)
Net revenues	$13,414	$9,487	$10,244	41%	31%	$22,901	$20,530	12%

Non-interest expenses
Institutional Securities	$4,984	$3,955	$3,650	26%	37%	$8,939	$7,251	23%
Wealth Management	3,538	2,982	3,165	19%	12%	6,520	6,366	2%
Investment Management	670	549	640	22%	5%	1,219	1,270	(4%)
Intersegment Eliminations	(133)	(145)	(114)	8%	(17%)	(278)	(215)	(29%)
Non-interest expenses (1)	$9,059	$7,341	$7,341	23%	23%	$16,400	$14,672	12%

Income (loss) before taxes
Institutional Securities	$2,993	$950	$1,463	*	105%	$3,943	$3,058	29%
Wealth Management	1,142	1,055	1,243	8%	(8%)	2,197	2,431	(10%)
Investment Management	216	143	199	51%	9%	359	373	(4%)
Intersegment Eliminations	4	(2)	(2)	*	*	2	(4)	*
Income (loss) before taxes	$4,355	$2,146	$2,903	103%	50%	$6,501	$5,858	11%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$2,186	$757	$1,121	189%	95%	$2,943	$2,492	18%
Wealth Management	853	864	953	(1%)	(10%)	1,717	1,877	(9%)
Investment Management	154	78	128	97%	20%	232	264	(12%)
Intersegment Eliminations	3	(1)	(1)	*	*	2	(3)	*
Net Income (loss) applicable to Morgan Stanley	$3,196	$1,698	$2,201	88%	45%	$4,894	$4,630	6%
Earnings (loss) applicable to Morgan Stanley common shareholders	$3,047	$1,590	$2,031	92%	50%	$4,637	$4,367	6%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change

Financial Metrics:

Earnings per basic share	$1.98	$1.02	$1.24	94%	60%	$3.00	$2.65	13%
Earnings per diluted share	$1.96	$1.01	$1.23	94%	59%	$2.96	$2.62	13%

Return on average common equity	15.7%	8.5%	11.2%			12.2%	12.1%
Return on average tangible common equity	17.8%	9.7%	12.8%			13.9%	13.8%

Book value per common share	$49.57	$49.09	$44.13			$49.57	$44.13
Tangible book value per common share	$43.68	$43.28	$38.44			$43.68	$38.44

Excluding intermittent net discrete tax provision / benefit (1)(2)
Adjusted earnings per diluted share	$2.04	$0.99	$1.23	106%	66%	$3.03	$2.56	18%
Adjusted return on average common equity	16.4%	8.3%	11.2%			12.5%	11.8%
Adjusted return on average tangible common equity	18.6%	9.5%	12.8%			14.2%	13.5%

Financial Ratios:

Pre-tax profit margin	32%	23%	28%			28%	29%
Compensation and benefits as a % of net revenues	45%	45%	44%			45%	45%
Non-compensation expenses as a % of net revenues	23%	32%	27%			27%	27%
Firm expense efficiency ratio	68%	77%	72%			72%	71%
Effective tax rate(1)(2)	25.7%	17.1%	22.6%			22.8%	19.5%

Statistical Data:

Period end common shares outstanding (millions)	1,576	1,576	1,659	--	(5%)
Average common shares outstanding (millions)
Basic	1,541	1,555	1,634	(1%)	(6%)	1,548	1,646	(6%)
Diluted	1,557	1,573	1,655	(1%)	(6%)	1,565	1,666	(6%)

Worldwide employees	61,596	60,670	59,513	2%	4%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change

Consolidated Balance sheet

Total assets	$975,363	$947,795	$891,959	3%	9%
Loans (1)	$150,723	$158,759	$131,957	(5%)	14%
Deposits	$236,849	$235,239	$176,593	1%	34%
Liquidity Resources (2)	$301,407	$255,134	$219,337	18%	37%
Long-term debt outstanding	$202,238	$192,645	$196,072	5%	3%
Maturities of long-term debt outstanding (next 12 months)	$20,076	$17,153	$26,621	17%	(25%)

Common equity	$78,125	$77,340	$73,204	1%	7%
Less: Goodwill and intangible assets	(9,286)	(9,146)	(9,433)	2%	(2%)
Tangible common equity	$68,839	$68,194	$63,771	1%	8%

Preferred equity	$8,520	$8,520	$8,520	--	--

U.S. Bank Supplemental Financial Information
Total Assets	$263,934	$265,383	$205,897	(1%)	28%
Loans	$136,613	$141,712	$119,754	(4%)	14%
Investment securities portfolio (3)	$92,270	$77,747	$70,712	19%	30%
Deposits	$235,959	$234,055	$175,765	1%	34%

Regional revenues
Americas	$9,765	$6,646	$7,526	47%	30%	$16,411	$14,847	11%
EMEA (Europe, Middle East, Africa)	2,049	1,148	1,576	78%	30%	3,197	3,278	(2%)
Asia	1,600	1,693	1,142	(5%)	40%	3,293	2,405	37%
Consolidated net revenues	$13,414	$9,487	$10,244	41%	31%	$22,901	$20,530	12%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change

Average Common Equity
Institutional Securities	$42.8	$42.8	$40.4	--	6%	$42.8	$40.4	6%
Wealth Management	18.2	18.2	18.2	--	--	18.2	18.2	--
Investment Management	2.6	2.6	2.5	--	4%	2.6	2.5	4%
Parent	14.0	11.1	11.5	26%	22%	12.4	11.0	13%
Firm	$77.6	$74.7	$72.6	4%	7%	$76.0	$72.1	5%

Regulatory Capital

Common Equity Tier 1 capital	$68.7	$65.2	$64.0	5%	7%
Tier 1 capital	$77.4	$73.9	$72.7	5%	6%

Standardized Approach
Risk-weighted assets	$416.0	$415.0	$391.5	--	6%
Common Equity Tier 1 capital ratio	16.5%	15.7%	16.3%
Tier 1 capital ratio	18.6%	17.8%	18.6%

Advanced Approach
Risk-weighted assets	$426.7	$427.8	$384.0	--	11%
Common Equity Tier 1 capital ratio	16.1%	15.2%	16.7%
Tier 1 capital ratio	18.1%	17.3%	18.9%

Leverage-based capital
Tier 1 leverage ratio	8.1%	8.1%	8.4%
Supplementary Leverage Ratio (1)	7.3%	6.2%	6.5%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change
Revenues:

Advisory	$462	$362	$506	28%	(9%)	$824	$912	(10%)
Equity	882	336	546	163%	62%	1,218	885	38%
Fixed income	707	446	420	59%	68%	1,153	826	40%
Underwriting	1,589	782	966	103%	64%	2,371	1,711	39%
Investment Banking	2,051	1,144	1,472	79%	39%	3,195	2,623	22%

Equity	2,619	2,422	2,130	8%	23%	5,041	4,145	22%
Fixed Income	3,033	2,203	1,133	38%	168%	5,236	2,843	84%
Other	(99)	240	41	*	*	141	58	143%
Sales and Trading	5,553	4,865	3,304	14%	68%	10,418	7,046	48%

Investments	36	(25)	194	*	(81%)	11	275	(96%)
Other	337	(1,079)	143	*	136%	(742)	365	*

Net revenues	7,977	4,905	5,113	63%	56%	12,882	10,309	25%

Compensation and benefits	2,952	1,814	1,789	63%	65%	4,766	3,608	32%
Non-compensation expenses	2,032	2,141	1,861	(5%)	9%	4,173	3,643	15%
Total non-interest expenses	4,984	3,955	3,650	26%	37%	8,939	7,251	23%

Income (loss) before taxes	2,993	950	1,463	*	105%	3,943	3,058	29%
Net income (loss) applicable to Morgan Stanley (1)	$2,186	$757	$1,121	189%	95%	$2,943	$2,492	18%

Pre-tax profit margin	38%	19%	29%			31%	30%
Compensation and benefits as a % of net revenues	37%	37%	35%			37%	35%
Non-compensation expenses as a % of net revenues	25%	44%	36%			32%	35%

Return on Average Common Equity	19%	6%	10%			13%	11%
Return on Average Tangible Common Equity (2)	20%	6%	10%			13%	11%

Trading VaR (Average Daily 95% / One-Day VaR)	$60	$40	$46

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change
Revenues:
Asset management	2,507	2,680	2,544	(6%)	(1%)	5,187	4,905	6%
Transactional	1,075	399	728	169%	48%	1,474	1,545	(5%)
Net interest income	1,030	896	1,016	15%	1%	1,926	2,146	(10%)
Other	68	62	120	10%	(43%)	130	201	(35%)
Net revenues	4,680	4,037	4,408	16%	6%	8,717	8,797	(1%)

Compensation and benefits	2,729	2,212	2,382	23%	15%	4,941	4,844	2%
Non-compensation expenses	809	770	783	5%	3%	1,579	1,522	4%
Total non-interest expenses	3,538	2,982	3,165	19%	12%	6,520	6,366	2%

Income (loss) before taxes	1,142	1,055	1,243	8%	(8%)	2,197	2,431	(10%)
Net income (loss) applicable to Morgan Stanley	$853	$864	$953	(1%)	(10%)	$1,717	$1,877	(9%)

Pre-tax profit margin	24%	26%	28%			25%	28%
Compensation and benefits as a % of net revenues	58%	55%	54%			57%	55%
Non-compensation expenses as a % of net revenues	17%	19%	18%			18%	17%

Return on Average Common Equity	18%	18%	20%			18%	20%
Return on Average Tangible Common Equity (1)	32%	32%	36%			32%	36%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019

Wealth Management Metrics

Wealth Management representatives	15,399	15,432	15,633	--	(1%)

Annualized revenue per representative (000's)	$1,214	$1,045	$1,125	16%	8%

Client assets (billions)	$2,661	$2,397	$2,570	11%	4%
Client assets per representative (millions)	$173	$155	$164	12%	5%
Client liabilities (billions)	$94	$92	$84	2%	12%

Fee-based client assets (billions)	$1,236	$1,134	$1,159	9%	7%
Fee-based asset flows (billions)	$11.1	$18.4	$9.8	(40%)	13%
Fee-based assets as a % of client assets	46%	47%	45%

Retail locations	584	591	589	(1%)	(1%)

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change
Revenues:
Asset management	$684	$665	$612	3%	12%	$1,349	$1,229	10%
Investments (1)	231	63	247	*	(6%)	294	438	(33%)
Other	(29)	(36)	(20)	19%	(45%)	(65)	(24)	(171%)
Net revenues	886	692	839	28%	6%	1,578	1,643	(4%)

Compensation and benefits	354	257	360	38%	(2%)	611	730	(16%)
Non-compensation expenses	316	292	280	8%	13%	608	540	13%
Total non-interest expenses	670	549	640	22%	5%	1,219	1,270	(4%)

Income (loss) before taxes	216	143	199	51%	9%	359	373	(4%)
Net income (loss) applicable to Morgan Stanley	$154	$78	$128	97%	20%	$232	$264	(12%)

Pre-tax profit margin	24%	21%	24%			23%	23%
Compensation and benefits as a % of net revenues	40%	37%	43%			39%	44%
Non-compensation expenses as a % of net revenues	36%	42%	33%			39%	33%

Return on Average Common Equity	23%	12%	20%			18%	21%
Return on Average Tangible Common Equity (2)	36%	18%	33%			27%	34%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019	Jun 30, 2020	Jun 30, 2019	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$9.0	$1.6	$1.4	*	*	$10.6	$2.8	*
Fixed Income	4.4	1.3	1.3	*	*	5.7	0.1	*
Alternative / Other	2.0	3.8	2.2	(47%)	(9%)	5.8	1.6	*
Long-Term Net Flows	15.4	6.7	4.9	130%	*	22.1	4.5	*

Liquidity	20.7	50.6	3.0	(59%)	*	71.3	(2.8)	*

Total net flows	$36.1	$57.3	$7.9	(37%)	*	$93.4	$1.7	*

Assets under management or supervision by asset class (2)(3)
Equity	$168	$121	$128	39%	31%
Fixed Income	84	75	71	12%	18%
Alternative / Other	145	141	135	3%	7%
Long‐Term Assets Under Management or Supervision	397	337	334	18%	19%

Liquidity	268	247	163	9%	64%

Total Assets Under Management or Supervision	$665	$584	$497	14%	34%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2019

Institutional Securities

Loans:
Corporate	$19.0	$26.8	$13.3	(29%)	43%
Secured lending facilities	28.9	30.4	24.9	(5%)	16%
Commercial and residential real estate	10.2	11.4	11.7	(11%)	(13%)
Securities-based lending and other	6.9	7.1	8.0	(3%)	(14%)

Total Loans	65.0	75.7	57.9	(14%)	12%

Lending Commitments	98.5	92.9	114.0	6%	(14%)

Institutional Securities Loans and Lending Commitments	$163.5	$168.6	$171.9	(3%)	(5%)

Wealth Management

Loans:
Securities-based lending and other	$53.1	$51.4	$45.5	3%	17%
Residential real estate	32.1	31.1	28.6	3%	12%

Total Loans	85.2	82.5	74.1	3%	15%

Lending Commitments	14.4	13.4	12.3	7%	17%

Wealth Management Loans and Lending Commitments	$99.6	$95.9	$86.4	4%	15%

Consolidated Loans and Lending Commitments (1)	$263.1	$264.5	$258.3	(1%)	2%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of June 30, 2020
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q2 Provision (2)
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$9,974	$379	3.8%	$121
Secured lending facilities	24,733	122	0.5%	34
Commercial and residential real estate	7,207	226	3.1%	89
Other	1,012	29	2.9%	(21)
Institutional Securities - HFI	$42,926	$756	1.8%	223

Wealth Management - HFI	85,358	110	0.1%	23

Held For Investment	$128,284	$866	0.7%	246

Held For Sale	14,543

Fair Value	8,240

Total Loans	151,067	866		246

Lending Commitments	112,841	297	0.3%	(7)

Consolidated Loans and Lending Commitments (3)	$263,908	$1,163		$239

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share, excluding intermittent net discrete tax provision / benefit represents net income (loss) applicable to Morgan Stanley, adjusted for the impact of the intermittent net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding intermittent net discrete tax provision / benefit are adjusted in both the numerator and the denominator to exclude the intermittent net discrete tax provision / benefit.

-
Segment return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.

Definition of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Net income (loss) applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(b)	Earnings (loss) applicable to Morgan Stanley common shareholders represents net income (loss) applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019 (2019 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital framework is based on the Firm's regulatory capital requirements.  The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment, for example, to incorporate changes in stress testing or enhancements to modeling techniques.  For further discussion of the framework, refer to "Quantitative and Qualitative Disclosures about Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). At June 30, 2020 and March 31, 2020, the Firm's ratios are based on the Advanced Approach, while at June 30, 2019 were based on the Standardized Approach.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to "Quantitative and Qualitative Disclosures about Risk" in the Firm's 2019 Form 10-K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Sales & Trading net revenues includes trading, net interest income (interest income less interest expense), asset management and commissions and fees revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2019 Form 10-K.

Definition of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	The average annualized revenue per representative metric represents annualized net revenues divided by average representative headcount.
(b)	Client assets per representative represents total client assets divided by period end representative headcount.
(c)	Client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(d)	Fee-based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(e)	Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.

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(a)	Other revenues for the Investment Management segment includes investment banking, trading, net interest and other revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and Other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1) The Firm non-interest expenses by category are as follows:

	2Q20	1Q20	2Q19	2Q20 YTD	2Q19 YTD
Compensation and benefits	$6,035	$4,283	$4,531	$10,318	$9,182

Non-compensation expenses:
Brokerage, clearing and exchange fees	716	740	630	1,456	1,223
Information processing and communications	589	563	538	1,152	1,070
Professional services	535	449	537	984	1,051
Occupancy and equipment	365	365	353	730	700
Marketing and business development	63	132	162	195	303
Other	756	809	590	1,565	1,143
Total non-compensation expenses	3,024	3,058	2,810	6,082	5,490

Total non-interest expenses	$9,059	$7,341	$7,341	$16,400	$14,672

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(1)
The second quarter ended June 30, 2020 included intermittent net discrete tax expenses of $134 million principally associated with the remeasurement of reserves related to a foreign tax matter. The first quarter ended March 31, 2020 included intermittent net discrete tax benefits of $31 million associated with the remeasurement of prior years' tax liability.

The following sets forth the impact of the intermittent net discrete tax items to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	2Q20	1Q20	2Q20 YTD	2Q19 YTD
Earnings per diluted share impact	$(0.08)	$0.02	$(0.07)	$0.06
Return on average common equity impact	(0.7)%	0.2%	(0.3)%	0.3%
Return on average tangible common equity impact	(0.8)%	0.2%	(0.3)%	0.3%

(2)
The income tax consequences related to employee share-based payments, which are recurring-type tax items, are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impacts of recognizing excess tax benefits / (cost) upon conversion of awards, are as follows: 2Q20 $(5) million; 1Q20: $99 million, 2Q19: $20 million, 2Q20 YTD: $94 million and 2Q19 YTD $127 million.  The impact of intermittent net discrete tax provisions and benefits reflected above do not include the recurring-type discrete tax benefits related to employee share‐based payments as we anticipate conversion activity each year.

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(1) Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
Beginning in the quarter ended March 31, 2020, the internal measure of liquidity was changed from Global Liquidity Reserve to Liquidity Resources to be more aligned with the current regulatory definition HQLA. June 30, 2019 has been recast. Refer to page 13 for additional information on the change in methodology.

(3)
For the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, the U.S. Bank investment securities portfolio included held to maturity investment securities of $28.5 billion, $28.8 billion and $27.2 billion, respectively.

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(1)
Based on a Federal Reserve interim final rule in effect until March 31, 2021, our Supplementary leverage ratio and Supplementary leverage exposure as of June 30, 2020 reflect the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks.  The exclusion of these assets had the effect of improving our SLR ratio by 0.9% as of June 30, 2020.

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(1)
For the second quarter ended June 30, 2020, the Institutional Securities segment net income applicable to Morgan Stanley included intermittent net discrete tax expenses of $125 million principally associated with the remeasurement of reserves related to a foreign tax matter. The first quarter ended March 31, 2020 included intermittent net discrete tax benefits of $27 million associated with the remeasurement of prior years' tax liability.

(2)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q20: $484mm; 1Q20: $484mm; 2Q19: $536mm; 2Q20 YTD: $484mm, 2Q19 YTD: $536mm

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(1)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q20: $7,802mm; 1Q20: $7,802mm; 2Q19: $8,088mm, 2Q20 YTD: $7,802mm; 2Q19 YTD: $8,088mm

Supplemental Quantitative Details and Calculations

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(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to nonredeemable noncontrolling interests.

(2)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q20: $932mm; 1Q20: $932mm; 2Q19: $940mm; 2Q20 YTD: $932mm; 2Q19 YTD: $940mm

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(1)	Net Flows by region for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019 were:
North America: $17.7 billion, $57.9 billion and $4.3 billion
International: $18.4 billion, $(0.6) billion and $3.6 billion
(2)	Assets under management or supervision by region for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019 were:
North America: $268 billion, $359 billion and $277 billion
International: $397 billion, $225 billion and $220 billion
(3)	For the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, the shares of minority stake assets were $5 billion, $6 billion and $6 billion, respectively.

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(1)
For the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, Investment Management reflected loan balances of $521 million, $499 million and $27 million, respectively. No material lending commitments were recorded by Investment Management for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019.

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(1)	For the quarter ended June 30, 2020 the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2020	$530	$87	$617
Net Charge Offs	2	0	2
Provision	223	23	246
Other	1	(0)	1
Ending Balance - June 30, 2020	$756	$110	$866

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2020	$298	$6	$304
Net Charge Offs	0	0	0
Provision	(5)	(2)	(7)
Other	(0)	0	0
Ending Balance - June 30, 2020	$293	$4	$297

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2020	$828	$93	$921
Net Charge Offs	2	0	2
Provision	218	21	239
Other	1	(0)	1
Ending Balance - June 30, 2020	$1,049	$114	$1,163

(2)
The provision for credit losses associated with loans held for investment are reported in other revenues while the provision for credit losses related to lending commitments  are reported in other expenses.

(3)
For the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, Investment Management reflected loan balances of $521 million, $499 million and $27 million, respectively. No material lending commitments were recorded by Investment Management for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 16, 2020.